UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 28, 2005
                                                          ---------------


                    Puradyn Filter Technologies Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         0-29192                                        14-1708544
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 (Commission File Number)                     (IRS Employer Identification No.)


2017 High Ridge Road, Boynton Beach, Florida                33426
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 (Address of Principal Executive Offices)                 (Zip Code)


                                 (561) 547-9499
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              (Registrant's Telephone Number, Including Area Code)


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          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       [__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [__] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING

         On April 28, 2005, Puradyn received a letter from the American Stock Exchange that it currently does not meet certain of the Exchange's continuing listing standards as set forth in the Exchange's Company Guide. Specifically, the Exchange advised Puradyn that it was not in compliance with Section 1003(a)(i) of the Company Guide based on the Company's recent financial statements reflecting stockholders' equity of less than $2,000,000 as well as losses from continuing operations and/or net losses in two if its three most recent years, as well as Section 1003(a)(ii) of the Company Guide based on Puradyn having stockholders' equity of less than $4,000,000 and losses from continuing operations and/or net losses in three of its most recent four years.

         The Exchange has further advised the Company that it must submit a plan by May 31, 2005 advising the Exchange of actions it has taken or will take in order to bring the Company into compliance with the continuing listing standards. If the plan is accepted, the Company may be able to continue its listing during the plan period of up to 18 months, during which time it will be subject to periodic review in order to evaluate its progress.


ITEM 8.01   OTHER EVENTS


         On May 4, 2005, Puradyn issued a press release announcing its notification from the American Stock Exchange of its not being in compliance with the continuing listing standards and the obligation of Puradyn to submit a plan by May 31, 2005.

         The company is seeking additional financing and has entered into two investment banking agreements with fees which are based upon performance. There can be no assurance that financing will be secured with either of these investment firms.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

              99.1 Press release of the Company dated May 4, 2005 announcing the notification of non-compliance from the American Stock Exchange.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PURADYN FILTER TECHNOLOGIES INCORPORATED



                                     By: /s/
                                        ----------------------------------------
                                        Richard C. Ford, Chief Executive Officer


DATED:  May 4, 2005

























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